UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2010

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

A wholly-owned subsidiary (CONSOL Energy Holdings LLC VI, the “Purchaser”) of CONSOL Energy Inc., a Delaware corporation (“CONSOL”), has entered into a definitive Purchase and Sale Agreement with Dominion Resources, Inc., a Virginia corporation (“Dominion” or “DRI”), and its subsidiaries, Dominion Transmission, Inc., a Delaware corporation (“DTI”) and Dominion Energy, Inc., a Virginia corporation (“DEI” and, together with DRI and DTI, the “Sellers” and each a “Seller”), dated as of March 14, 2010 (the “Purchase Agreement). Pursuant to the Purchase Agreement, and subject to the terms and conditions set forth therein, the Purchaser will purchase (i) all of the issued and outstanding common stock of Dominion Exploration & Production, Inc. (the “DEPI Shares”); (ii) all of the issued and outstanding common stock of Dominion Reserves, Inc. (the “Reserves Shares”); and (iii) all of DTI’s right, title and interest in and to certain interests in oil and gas properties, rights and related assets identified in the Purchase Agreement (the “Acquisition”).

The purchase price for the Acquisition will be $3.475 billion (the “Purchase Price”), subject to certain adjustments described in the Purchase Agreement (the “Acquisition”). CONSOL entered into a guarantee of the Purchaser’s obligations under the Purchase Agreement (the “Parent Guarantee”). Concurrently, CONSOL entered into the commitment letter described below, in respect of financing for the Acquisition.

The Purchase Agreement contains customary representations and warranties, covenants and indemnification obligations. The Acquisition is expected to close on April 30, 2010, or if the conditions to closing identified in the Purchase Agreement have not yet been satisfied as of such date, as soon thereafter as such conditions have been satisfied or waived. The consummation of the Acquisition is subject to certain conditions, including (i) subject to certain materiality exceptions, the accuracy of the respective representations and warranties made by the Purchaser and the Sellers and compliance by the Purchaser and the Sellers with their respective obligations under the Purchase Agreement; (ii) the attainment of all material consents and approvals of any governmental authorities (including those required under the Hart-Scott Rodino Act) required to consummate the Acquisition; and (iii) the receipt by each of the Purchasers and the Sellers of certain documents and agreements from the other parties. The consummation of the Acquisition is not subject to any financing condition.

The Purchase Agreement may be terminated at any time prior to closing by the mutual prior written consent of the Sellers and the Purchaser or by either the Sellers or the Purchaser, by written notice to the other party, if the closing has not occurred on or before June 10, 2010 (the “End Date”); provided, however, that if, as of the End Date all of the conditions to closing set forth in the Purchase Agreement have been satisfied or waived (other than those that will be satisfied by action taken at the closing) other than the conditions relating to approval under the Hart-Scott Rodino Act, then the parties may agree to extend the End Date until the date that is 90 days following the End Date by providing written notice to the other party on or before the End Date. No party to the Purchase Agreement will be entitled to terminate the Purchase Agreement if the closing has not occurred as a result of such party’s negligent or willful failure to perform its obligations under the Purchase Agreement. The parties are obligated, subject to certain limitations set forth in the Purchase Agreement, to indemnify each other under the Purchase Agreement for breaches of representations and warranties, nonfulfillment or breaches of covenants and agreements and for certain other costs or damages identified in the Purchase Agreement.

The foregoing description of the Purchase Agreement, the Parent Guarantee and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, the Parent Guarantee, a copy of which is attached hereto as Exhibit 10.1 and the terms of each of which are incorporated by reference. There can be no assurance that the transactions contemplated by the Purchase Agreement will be consummated.

The Purchase Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about CONSOL or any of its subsidiaries or affiliates or the assets to be acquired. The representations, warranties and covenants contained in the Purchase Agreement are made solely for purposes of the agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of CONSOL or any of its subsidiaries or affiliates or the assets to be acquired. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Financing Commitment Letter

Concurrently, and in connection with entering into the Purchase Agreement, CONSOL entered into a commitment letter (the “Commitment Letter”) with Banc of America Securities LLC, Banc of America Bridge LLC, PNC Bank, National Association and PNC Capital Markets LLC on March 14, 2010 arranging for financing of up to $3,500.0 million in unsecured senior bridge loans (the “Bridge Loans” and, together with any rollover loans and exchange notes, each as defined in the Commitment Letter, the “Bridge Facility”). The Commitment Letter is subject to various conditions precedent, including, without limitation, (i) no change, occurrence or development since December 31, 2009, either individually or in the aggregate, that has had or could reasonably be expected to have a material adverse effect on the business, properties, financial condition or results of operations of CONSOL and certain of its subsidiaries, taken as a whole, (ii) the accuracy of certain specified representations, (iii) the delivery of an offering document and certain financial statements and (iv) certain other closing conditions set forth in the Commitment Letter. The Bridge Loans may be prepaid prior to the first anniversary of the closing date of the Acquisition (the “Rollover Date”), without premium or penalty, in whole or in part, upon written notice, at the option of CONSOL, at any time, together with accrued interest to the prepayment date. If the Bridge Loans are not repaid in full on or prior to the Rollover Date, the Bridge Loans outstanding on the Rollover Date may, subject to the conditions set forth in the Bridge Facility, be converted into unsecured, senior rollover loans (the “Rollover Loans”) with a maturity of January 15, 2015. Each lender will have the right, at any time on or after the Rollover Date, to exchange Rollover Loans held by it for unsecured senior exchange notes of CONSOL, with terms described in the Bridge Facility, and subject to the conditions set forth therein.

The foregoing description of the Bridge Facility and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the complete text of the Bridge Facility, a copy of which is attached hereto as Exhibit 10.2 and the terms of which are incorporated by reference. There can be no assurance that the transactions contemplated by the Bridge Facility will be consummated.

Amendment to Credit Agreement

On March 12, 2010, CONSOL entered into a second amendment to the Amended and Restated Credit Agreement, dated as of June 27, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of October 24, 2008, by and among CONSOL, on behalf of the Loan Parties (as defined in the Amended and Restated Credit Agreement), the Required Lenders (as defined in the Amended and Restated Credit Agreement), PNC Bank, National Association and Citicorp North America, Inc., as co-administrative agents and PNC Bank, National Association, as paying agent (the “Credit Agreement Amendment”). The Credit Agreement Amendment recognizes and permits the Acquisition and the financing of the Acquisition and amends certain definitions and other provisions set forth in the Amended and Restated Credit Agreement, provides for certain additional Collateral (as defined in the Amended and Restated Credit Agreement) and amends certain other provisions as set forth therein. Pursuant to the terms of the Credit Agreement Amendment, certain amendments will become effective upon the closing of the Acquisition, while other amendments will become effective upon satisfaction of conditions set forth in the Credit Agreement Amendment, including, but not limited to, the receipt of the required approvals to execute the Credit Agreement Amendment and the delivery of certain reports. Conditions subsequent to effectiveness of the Credit Agreement Amendment require delivery of other documentation, including, but not limited to, opinions, certain certificates and other documentation described therein.

The foregoing description of the Credit Agreement Amendment is not complete and is subject to and qualified in its entirety by reference to the complete text of the Credit Agreement Amendment, a copy of which is attached hereto as Exhibit 10.3 and the terms of which are incorporated by reference.

Fifth Amendment to Amended and Restated Receivables Purchase Agreement

On March 12, 2010, CONSOL entered into a fifth Amendment to the Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (as amended, restated supplemented or otherwise modified, the “Receivables Purchase Agreement”), by and among CNX Funding Corporation, CONSOL, the various Sub-Servicers listed on the signature pages thereto, the Conduit Purchasers listed on the signature pages thereto, the Purchaser Agents listed on the signature pages thereto, the LC Participant listed on the signature pages thereto and PNC Bank, National Association, as Administrator and as LC Bank (the “Receivables Purchase Agreement Amendment”). The Receivables Purchase Agreement Amendment amends certain definitions and provisions set forth in the Receivables Purchase Agreement in recognition of the Acquisition.

Third Amendment to Purchase and Sale Agreement with CNX Funding Corporation

Also on March 12, 2010, CONSOL entered into a third amendment to the Purchase and Sale Agreement, dated as of April 30, 2003 (as amended, restated, supplemented or otherwise modified, the “CNX Funding Agreement”), by and among CNX Marine Terminals Inc., CONSOL, CONSOL Energy Sales Company, CONSOL of Kentucky Inc., CONSOL Pennsylvania Coal Company LLC, Consolidation Coal Company, Eighty-Four Mining Company, FOLA Coal Company, L.L.C., Island Creek Coal Company, Keystone Coal Mining Corporation, Little Eagle Coal Company, L.L.C., McElroy Coal Company, Mon River Towing, Inc., Terry Eagle Coal Company, L.L.C., Twin Rivers Towing Company and CNX Funding Corporation (the “Amendment to CNX Funding Agreement”). The Amendment to CNX Funding Agreement amends certain provisions set forth in the CNX Funding Agreement in recognition of the Acquisition.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 2.1	Purchase and Sale Agreement, dated as of March 14, 2010, by and among CONSOL Energy Holdings LLC VI, Dominion Resources, Inc., Dominion Transmission, Inc. and Dominion Energy, Inc.

Exhibit 10.1	Parent Guarantee, dated as of March 14, 2010, by and among CONSOL and Dominion Resources, Inc.

Exhibit 10.2	Commitment Letter, dated as of March 12, 2010, by and among CONSOL, Banc of America Securities LLC, Banc of America Bridge LLC, PNC Bank, National Association and PNC Capital Markets LLC.

Exhibit 10.3	Second Amendment to Amended and Restated Credit Agreement, dated as of March 12, 2010, by and among CONSOL, on behalf of the Loan Parties (as defined in the Amended and Restated Credit Agreement), the Required Lenders (as defined in the Amended and Restated Credit Agreement), PNC Bank, National Association and Citicorp North America, Inc., as co-administrative agents and PNC Bank, National Association, as paying agent.

Exhibit 10.4	Fourth Amendment to Amended and Restated Receivables Purchase Agreement, dated as of April 27, 2009, by and among CNX Funding Corporation, CONSOL, as the initial Servicer, the various Sub-Servicers listed on the signature pages thereto, the Conduit Purchasers listed on the signature pages thereto, the Purchaser Agents listed on the signature pages thereto, the LC Participant listed on the signature pages thereto and PNC Bank, National Association, as Administrator and as LC Bank.

Exhibit 10.5	Fifth Amendment to Amended and Restated Receivables Purchase Agreement, dated as of March 12, 2010, by and among CNX Funding Corporation, CONSOL, the various Sub-Servicers listed on the signature pages thereto, the Conduit Purchasers listed on the signature pages thereto, the Purchaser Agents listed on the signature pages thereto, the LC Participant listed on the signature pages thereto and PNC Bank, National Association, as Administrator and as LC Bank.

Exhibit 10.6	Third Amendment to the Purchase and Sale Agreement, dated as of March 12, 2010, by and among CNX Marine Terminals Inc., CONSOL, CONSOL Energy Sales Company, CONSOL of Kentucky Inc., CONSOL Pennsylvania Coal Company LLC, Consolidation Coal Company, Eighty-Four Mining Company, FOLA Coal Company, L.L.C., Island Creek Coal Company, Keystone Coal Mining Corporation, Little Eagle Coal Company, L.L.C., McElroy Coal Company, Mon River Towing, Inc., Terry Eagle Coal Company, L.L.C., Twin Rivers Towing Company and CNX Funding Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ P. JEROME RICHEY
P. Jerome Richey
Executive Vice President Corporate Affairs, Chief
Legal Officer & Secretary

Dated: March 16, 2010

Exhibit Index

Exhibit 2.1	Purchase and Sale Agreement, dated as of March 14, 2010, by and among CONSOL Energy Holdings LLC VI, Dominion Resources, Inc., Dominion Transmission, Inc. and Dominion Energy, Inc.

Exhibit 10.1	Parent Guarantee, dated as of March 14, 2010, by and among CONSOL and Dominion Resources, Inc.

Exhibit 10.2	Commitment Letter, dated as of March 12, 2010, by and among CONSOL, Banc of America Securities LLC, Banc of America Bridge LLC, PNC Bank, National Association and PNC Capital Markets LLC.

Exhibit 10.3	Second Amendment to Amended and Restated Credit Agreement, dated as of March 12, 2010, by and among CONSOL, on behalf of the Loan Parties (as defined in the Amended and Restated Credit Agreement), the Required Lenders (as defined in the Amended and Restated Credit Agreement), PNC Bank, National Association and Citicorp North America, Inc., as co-administrative agents and PNC Bank, National Association, as paying agent.

Exhibit 10.4	Fourth Amendment to Amended and Restated Receivables Purchase Agreement, dated as of April 27, 2009, by and among CNX Funding Corporation, CONSOL, as the initial Servicer, the various Sub-Servicers listed on the signature pages thereto, the Conduit Purchasers listed on the signature pages thereto, the Purchaser Agents listed on the signature pages thereto, the LC Participant listed on the signature pages thereto and PNC Bank, National Association, as Administrator and as LC Bank.

Exhibit 10.5	Fifth Amendment to Amended and Restated Receivables Purchase Agreement, dated as of March 12, 2010, by and among CNX Funding Corporation, CONSOL, the various Sub-Servicers listed on the signature pages thereto, the Conduit Purchasers listed on the signature pages thereto, the Purchaser Agents listed on the signature pages thereto, the LC Participant listed on the signature pages thereto and PNC Bank, National Association, as Administrator and as LC Bank.

Exhibit 10.6	Third Amendment to the Purchase and Sale Agreement, dated as of March 12, 2010, by and among CNX Marine Terminals Inc., CONSOL, CONSOL Energy Sales Company, CONSOL of Kentucky Inc., CONSOL Pennsylvania Coal Company LLC, Consolidation Coal Company, Eighty-Four Mining Company, FOLA Coal Company, L.L.C., Island Creek Coal Company, Keystone Coal Mining Corporation, Little Eagle Coal Company, L.L.C., McElroy Coal Company, Mon River Towing, Inc., Terry Eagle Coal Company, L.L.C., Twin Rivers Towing Company and CNX Funding Corporation